EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Expeditors International of Washington, Inc. (the “Company”) on Form 10-Q/A for the quarter ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Peter J. Rose, Chairman and Chief Executive Officer, and R. Jordan Gates, President and Chief Operating Officer, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2008	/s/ Peter J. Rose
Peter J. Rose
Chairman and Chief Executive Officer

August 14, 2008	/s/ R. Jordan Gates
R. Jordan Gates
President and Chief Operating Officer
(Principal Financial and Accounting Officer)